UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): May 25, 2023

SHARPLINK GAMING LTD.

(formerly Mer Telemanagement Solutions Ltd.

(Exact name of registrant as specified in charter)

Israel	7999	98-1657258
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

333 Washington Avenue North, Suite 104

Minneapolis, Minnesota 55402
(Address of Principal Executive Offices) (Zip Code)

612-293-0619
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	SBET	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

SharpLink Gaming Ltd. (the “Company”) held its 2023 Annual General Meeting of Shareholders (the “Annual Meeting’) on May 25, 2023. At the Annual Meeting, the Company’s shareholders approved resolutions to amend the Company’s Second Amended and Restated Articles of Association (the “Articles”) to increase the quorum necessary for the transaction of business at a meeting of shareholders from the presence of two or more shareholders holding in the aggregate more than 25% of the total voting power attached to the Company’s ordinary shares, nominal value NIS 0.60 per share (the “Ordinary Shares”) represented in person or by proxy at a meeting to at least 33 1/3% of the issued and outstanding Ordinary Shares.

A copy of the amended Articles is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Articles contained herein is qualified in its entirety by reference to the full text of the Articles attached hereto and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 25, 2023, the Company’s shareholders voted on the following matters at the Annual Meeting:

1. Re-Election of Directors

Shareholders have approved the re-election of Messrs. Joseph Housman, Rob Phythian, Chris Nicholas, Paul Abdo and Tom Doering to hold office until the Company’s 2024 Annual General Meeting of Shareholders and until their successors are elected and qualified.

	For	Against	Abstain	Broker Non-Votes
Robert Phythian	5,316,505	250,293	50,952	2,711,652
Christopher Nicholas	4,053,198	238,084	1,316,468	2,711,652
Joseph Housman	5,146,571	237,660	233,519	2,711,652
Paul Abdo	5,326,743	228,969	62,038	2,711,652
Thomas Doering	5,327,168	228,544	62,038	2,711,652

2. Approval and Ratification of Independent Auditor

Shareholders have approved and ratified the appointment of Cherry Bekaert, LLP, a registered public accounting firm, as the Company’s independent auditor for the year ending December 31, 2023 and have authorized the Company’s Board of Directors (the Board”) to fix such accounting firm’s compensation in accordance with the nature of their services or to delegate such power to the Company’s Audit Committee.

For	Against	Abstain	Broker Non-Votes
8,094,653	211,469	23,280	—

3. Approval of Issuance of Ordinary Shares

Shareholders have approved the issuance of ordinary shares, nominal value NIS 0.60* (the “Ordinary Shares”) in excess of 19.99% of the issued and outstanding Ordinary Shares in the event that Alpha Capital Anstalt (“Alpha”) elects to convert the 8% Interest Rate, 10% Original Issue Discount, Senior Convertible Debenture into Ordinary Shares and the exercise of a warrant to purchase 880,000* Ordinary Shares, both issued in connection with the securities purchase agreement entered by and between the Company and Alpha, dated February 14, 2023, in accordance with Nasdaq Listing Rule 5635(d).

(* Denotes nominal value and number of Ordinary Shares after giving effect to the one-for-ten reverse stock split completed on April 25,2023)

For	Against	Abstain	Broker Non-Votes
5,303,719	259,514	54,517	2,711,652

4. Approval to Amend the Second Amended and Restated Articles of Association

Shareholders have approved the amendment to the Articles to increase the quorum necessary for the transaction of business at a meeting of shareholders from the presence of two or more shareholders holding in the aggregate more than 25% of the total voting power attached to the Company’s Ordinary Shares represented in person or by proxy at a meeting to at least 33 1/3% of the issued and outstanding Ordinary Shares.

For	Against	Abstain	Broker Non-Votes
5,451,538	146,700	19,512	2,711,652

5. Non-Binding Advisory Vote to Approve Executive Compensation (“Say on Pay”)

Shareholders have approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
5,351,402	252,933	13,415	2,711,652

6. Non-Binding Advisory Vote to Determine Frequency of the Non-Binding Advisory Vote on Say on Pay

Shareholders have voted, on a non-binding advisory basis, for the frequency of including a non-binding advisory vote on executive compensation to be one year.

One Year	Two Years	Three Years	Abstain
5,491,826	29,581	53,378	42,965

Due to the fact that a majority of the shareholders expressing a preference on Proposal 6 voted in favor of holding the non-binding advisory vote every year, and that was the recommendation of the Board, on May 25, 2023, the Board determined that the Company will submit the shareholder advisory vote on executive compensation to its shareholders every year.

In addition, the Board currently intends to seek a new shareholder advisory vote on the frequency of future shareholder advisory votes in one year or at the 2024 Annual General Meeting of Shareholders.

Item 7.01 Regulation FD Disclosures.

On May 26, 2023, the Company issued a press release announcing the results of the Annual Meeting. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 and the accompanying exhibit is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Item 7.01 and the accompanying exhibit shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Title of Document

3.1	Second Amended and Restated Articles of Association of SharpLink Gaming Ltd.

99.1	Press Release: SharpLink Gaming Announces Results of 2023 Annual General Meeting of Shareholders, dated May 26, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPLINK GAMING LTD

	By:	/s/ Rob Phythian
	Name:	Rob Phythian
	Title:	Chief Executive Officer
Dated: May 26, 2023